CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS (Parenthetical) ¥ in Thousands, $ in Thousands	9 Months Ended
	Sep. 30, 2020 CNY (¥)	Sep. 30, 2020 USD ($)	Sep. 30, 2019 CNY (¥)
Cost of revenue to related party	¥ 827,884	$ 121,935	¥ 965,944
Selling, general and administrative expenses to related party	17,133	2,524	2,482
Research and development expenses to related party	7,381	1,087	12,085
Interest income from related party	1,247	184	3,596
Interest expense to related party	¥ 0	$ 0	¥ 0
American Depositary Shares
ADS per ordinary share	7	7	7
Membership services
Revenue from related parties	¥ 12,640	$ 1,862	¥ 22,098
Online advertising services
Revenue from related parties	153,725	22,642	51,635
Content distribution
Revenue from related parties	137,597	20,266	389,990
Others
Revenue from related parties	¥ 41,995	$ 6,185	¥ 38,968